Exhibit 99.1

Inhibrx Inc. Stockholders Approve Sale of INBRX-101 to Sanofi

SAN DIEGO – May 24, 2024 – Inhibrx, Inc. (Nasdaq: INBX) (“Inhibrx,” or the “Company”) announced that, at a special meeting (the “Special Meeting”), the Company’s stockholders approved the sale to Sanofi of all the assets and liabilities primarily related to INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”). Immediately prior to the closing of the merger, all non-101 assets and liabilities, including INBRX-105, INBRX-106, INBRX-109, Inhibrx’s non-101 discovery pipeline and its corporate infrastructure, will be spun out from the Company into a new publicly traded company, Inhibrx Biosciences, Inc. (“New Inhibrx”).

The final voting results will be filed in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”).

Subject to the terms of the definitive agreements announced on January 23, 2024, Sanofi will acquire all outstanding shares of Inhibrx through a merger with an indirect wholly owned subsidiary of Sanofi (the “Merger”), and in turn, each Inhibrx stockholder (a) as of the date of the closing of the Merger will receive: (i) $30.00 per share in cash and (ii) one contingent value right per share, representing the right to receive a contingent payment of $5.00 in cash upon the achievement of a regulatory milestone and (b) as of May 17, 2024, will receive one SEC-registered, publicly listed, share of New Inhibrx per every four shares of Inhibrx common stock held. In addition, in connection with the transactions, Sanofi will assume and retire Inhibrx’s outstanding third party debt, and New Inhibrx will be funded with at least $200 million in cash, with Sanofi retaining an equity interest in New Inhibrx of 8% of outstanding shares of New Inhibrx common stock as of the date of the distribution of New Inhibrx shares.

The Company expects to announce consummation of the transactions within the coming days, subject to the satisfaction or waiver of certain customary closing conditions. Upon closing of the transactions, Inhibrx’s common stock will be delisted from The Nasdaq Global Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Inhibrx will no longer file periodic reports with the SEC on account of the Company’s common stock.

About Inhibrx, Inc.

Inhibrx is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. For more information, please visit www.inhibrx.com.

About Sanofi

Sanofi is an innovative global healthcare company, driven by one purpose: chase the miracles of science to improve people’s lives. Sanofi’s team, across some 100 countries, is dedicated to transforming the practice of medicine by working to turn the impossible into the possible. Sanofi provides potentially life-changing treatment options and life-saving vaccine protection to millions of people globally, while putting sustainability and social responsibility at the center of its ambitions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Sanofi’s proposed acquisition of the Company and INBRX-101, and the Company’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, its existing pipeline and corporate infrastructure, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry; and other risks described from time to time in the “Risk Factors” section of its filings with the SEC, including those described in its Annual Report on Form 10-K, as well as its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company has filed documents with the SEC relating to the proposed acquisition. The definitive proxy statement was filed with the SEC on April 26, 2024 and has been mailed to the Company’s stockholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.